UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/04/2007

Sun Microsystems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-15086

Delaware	94-2805249
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4150 Network Circle
Santa Clara, California 95054-1778
(Address of principal executive offices, including zip code)

(650) 960-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On May 4, 2007, Jonathan Schwartz, Chief Executive Officer and President of Sun Microsystems, Inc. ("Sun") posted a message to his blog regarding Sun financial results for the third quarter of fiscal 2007. The message can be viewed at http://blogs.sun.com/jonathan and is attached hereto as Exhibit 99.1.

The information in this Report on Form 8-K is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed pursuant to Regulation FD.

This Form 8-K contains forward-looking statements regarding the future results and performance of Sun including statements with respect to Thumper, the Solaris operating systems, Sun's expectations with respect to balancing x64 revenue and units; the continuing rise of Java (and RIA) on all network clients; our expectations with respect to when Niagara 2 systems will ship and when our newest Intel products will come on line; and our intention to achieve 4% GAAP operating profit in Q4. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause actual results to differ materially from those contained in such forward-looking statements include: risks associated with developing, designing, manufacturing and distributing new products; lack of success in technological advancements; pricing pressures; lack of customer acceptance of new products; the possibility of errors or defects in new products; competition; adverse business conditions; failure to retain key employees; the cancellation or delay of projects; our reliance on single-source suppliers; risks associated with our ability to purchase a sufficient amount of components to meet demand; inventory risks; and delays in product development or customer acceptance and implementation of new products and technologies. Please also refer to Sun's periodic reports that are filed from time to time with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended October 1, 2006 and December 31, 2006. Sun assumes no obligation to, and does not currently intend to, update these forward-looking statements, except as required by law.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Microsystems, Inc.

Date: May 04, 2007	By:	/s/ Jonathan I. Schwartz
Jonathan I. Schwartz
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Jonathan Schwartz Blog Entry dated May 4, 2007